POWERS OF ATTORNEY

      The undersigned hereby constitute and appoint Mark N. Jacobs, Steven Newman, Michael Rosenberg, Jeff Prusnofsky, Robert R. Mullery, Janette Farragher, Mark Kornfeld, and John Hammalian, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Variable Investment Fund (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Joseph S. DiMartino                                            March 6, 2000
------------------------------------
Joseph S. DiMartino

/s/ David P. Feldman                                               March 6, 2000
------------------------------
David P. Feldman

/s/ John M. Fraser, Jr.                                            March 6, 2000
------------------------------
John M. Fraser, Jr.

/s/ Robert R. Glauber                                              March 6, 2000
------------------------------
Robert R. Glauber

/s/ James F. Henry                                                 March 6, 2000
------------------------------------
James F. Henry

/s/ Rosalind Gersten Jacobs                                        March 6, 2000
------------------------------
Rosalind Gersten Jacobs

/s/ Paul A. Marks                                                  March 6, 2000
------------------------------
Paul A. Marks

/s/ Martin Peretz                                                  March 6, 2000
------------------------------
Martin Peretz

/s/ Bert W. Wasserman                                              March 6, 2000
------------------------------
Bert W. Wasserman


--------------------------------------------------------------------------------


                                POWER OF ATTORNEY

      The undersigned hereby each constitute and appoint Mark N. Jacobs, Steven
F. Newman, Michael A. Rosenberg, Jeff Prusnofsky, Robert R. Mullery, Janette Farragher, Mark Kornfeld, and John B. Hammalian, and each of them, with full power to act without the other, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her, and in her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Variable Investment Fund (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



      /s/ Stephen E. Canter                                 March 22, 2000
      Stephen E. Canter
      President


      /s/ Joseph W. Connolly                                March 22, 2000
      Joseph W. Connolly
      Vice President and Treasurer